SUB-ITEM 77Q1(e)

                             MEMORANDUM OF AGREEMENT
                             (ADVISORY FEE WAIVERS)

     This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit (the "Exhibit"), between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Special Opportunities Funds, AIM Stock Funds, AIM Summit Fund, AIM Treasurer's Series Trust and AIM Variable Insurance Funds (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibit to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the following: (i) Amended and Restated Memorandum of Agreement dated May 5, 2005, between AIM Combination Stock & Bond Funds, AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Summit Fund, AIM Variable Insurance Funds and AIM; (ii) Memorandum of Agreement as of the dates indicated on Exhibit A between AIM Counselor Series Trust, AIM Special Opportunities Fund and AIM; and (iii) Memorandum of Agreement as of the dates indicated on Exhibit A between AIM Funds Group, AIM International Mutual Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds and AIM. AIM shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the attached Exhibit.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and AIM agree that until at least the date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, AIM will waive its advisory fees at the rate set forth on the attached Exhibit.

     The Boards of Trustees and AIM may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. AIM will not have any right to reimbursement of any amount so waived or reimbursed.

     Subject to the foregoing paragraphs, each of the Trusts and AIM agree to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trust and AIM have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

IN WITNESS WHEREOF, each of the Trusts and AIM have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

                                        AIM COUNSELOR SERIES TRUST
                                        AIM EQUITY FUNDS
                                        AIM FUNDS GROUP
                                        AIM GROWTH SERIES
                                        AIM INTERNATIONAL MUTUAL FUNDS
                                        AIM INVESTMENT FUNDS
                                        AIM INVESTMENT SECURITIES FUNDS
                                        AIM SECTOR FUNDS
                                        AIM SPECIAL OPPORTUNITIES FUNDS
                                        AIM STOCK FUNDS
                                        AIM SUMMIT FUND
                                        AIM TREASURER'S SERIES TRUST
                                        AIM VARIABLE INSURANCE FUNDS
                                        on behalf of the Funds listed in the
                                        Exhibits to this Memorandum of Agreement


                                        By: /s/ Robert H. Graham
                                            ------------------------------------
                                        Title: President


                                        AIM ADVISORS, INC.


                                        By: /s/ Philip A. Taylor
                                            ------------------------------------
                                        Title: President

                           EXHIBIT TO ADVISORY FEE MOA

     AIM COUNSELOR SERIES TRUST                    WAIVER DESCRIPTION              EFFECTIVE DATE   EXPIRATION DATE
     --------------------------        -----------------------------------------   --------------   ---------------
AIM Advantage Health Sciences Fund     AIM will waive advisory fees to the            7/1/2005         6/30/2007
                                       extent necessary so that advisory fees
                                       AIM receives do not exceed an annual base
                                       management fee of 1.25% of the Fund's
                                       average daily net assets, subject to a
                                       maximum performance adjustment upward or
                                       downward of 0.75% annually. As a result,
                                       AIM may receive a management net fee that
                                       ranges from 0.50% to 2.00% of average
                                       daily net assets, based on the Fund's
                                       performance.

AIM Multi-Sector Fund                  AIM will waive advisory fees to the            1/1/2005         12/31/2009
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.695% of the first $250M
                                       0.67% of the next $250M
                                       0.645% of the next $500M
                                       0.62% of the next $1.5B
                                       0.595% of the next $2.5B
                                       0.57% of the next $2.5B
                                       0.545% of the next $2.5B
                                       0.52% of the excess over $10B

          AIM EQUITY FUNDS                         WAIVER DESCRIPTION              EFFECTIVE DATE   EXPIRATION DATE
          ----------------             -----------------------------------------   --------------   ---------------
AIM Capital Development Fund           AIM will waive advisory fees to the            1/1/2005         6/30/2007
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.745% of the first $250M
                                       0.73% of the next $250M
                                       0.715% of the next $500M
                                       0.70% of the next $1.5B
                                       0.685% of the next $2.5B
                                       0.67% of the next $2.5B
                                       0.655% of the next $2.5B
                                       0.64% of the excess over $10B

AIM Charter Fund                       AIM will waive advisory fees to the            1/1/2005        12/31/2009
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.75% of the first $150M
                                       0.615% of the next $4.85B
                                       0.57% of the next $2.5B
                                       0.545% of the next $2.5B
                                       0.52% of the excess over $10B

AIM Constellation Fund                 AIM will waive advisory fees to the           3/27/2005        12/31/2009
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.695% of the first $250M
                                       0.615% of the next $4B
                                       0.595% of the next $750M
                                       0.57% of the next $2.5B
                                       0.545% of the next $2.5B
                                       0.52% of the excess over $10B


1 of 12

                           EXHIBIT TO ADVISORY FEE MOA

    AIM EQUITY FUNDS - CONTINUED                  WAIVER DESCRIPTION               EFFECTIVE DATE   EXPIRATION DATE
    ----------------------------       -----------------------------------------   --------------   ---------------
AIM Large Cap Growth Fund              AIM will waive advisory fees to the            1/1/2005        12/31/2009
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.695% of the first $250M
                                       0.67% of the next $250M
                                       0.645% of the next $500M
                                       0.62% of the next $1.5B
                                       0.595% of the next $2.5B
                                       0.57% of the next $2.5B
                                       0.545% of the next $2.5B
                                       0.52% of the excess over $10B

AIM Select Basic Value Fund            AIM will waive advisory fees to the            1/1/2005         6/30/2007
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.695% of the first $250M
                                       0.67% of the next $250M
                                       0.645% of the next $500M
                                       0.62% of the next $1.5B
                                       0.595% of the next $2.5B
                                       0.57% of the next $2.5B
                                       0.545% of the next $2.5B
                                       0.52% of the excess over $10B

        AIM FUNDS GROUP                             WAIVER DESCRIPTION             EFFECTIVE DATE   EXPIRATION DATE
        ---------------                -----------------------------------------   --------------   ---------------
AIM Basic Balanced Fund                AIM will waive advisory fees to the            1/1/2005         12/31/2009
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.62% of the first $250M
                                       0.605% of the next $250M
                                       0.59% of the next $500M
                                       0.575% of the next $1.5B
                                       0.56% of the next $2.5B
                                       0.545% of the next $2.5B
                                       0.53% of the next $2.5B
                                       0.515% of the excess over $10B

AIM European Small Company Fund        AIM will waive advisory fees to the            1/1/2005         6/30/2007
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.935% of the first $250M
                                       0.91% of the next $250M
                                       0.885% of the next $500M
                                       0.86% of the next $1.5B
                                       0.835% of the next $2.5B
                                       0.81% of the next $2.5B
                                       0.785% of the next $2.5B
                                       0.76% of the excess over $10B

AIM Global Value Fund                  AIM will waive advisory fees to the            1/1/2005         6/30/2007
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.80% of the first $250M
                                       0.78% of the next $250M
                                       0.76% of the next $500M
                                       0.74% of the next $1.5B
                                       0.72% of the next $2.5B
                                       0.70% of the next $2.5B
                                       0.68% of the next $2.5B
                                       0.66% of the excess over $10B


2 of 12

                           EXHIBIT TO ADVISORY FEE MOA

     AIM FUNDS GROUP - CONTINUED                   WAIVER DESCRIPTION              EFFECTIVE DATE   EXPIRATION DATE
     ---------------------------       -----------------------------------------   --------------   ---------------
AIM International Small Company Fund   AIM will waive advisory fees to the            1/1/2005         12/31/2009
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.935% of the first $250M
                                       0.91% of the next $250M
                                       0.885% of the next $500M
                                       0.86% of the next $1.5B
                                       0.835% of the next $2.5B
                                       0.81% of the next $2.5B
                                       0.785% of the next $2.5B
                                       0.76% of the excess over $10B

AIM Mid Cap Basic Value Fund           AIM will waive advisory fees to the            1/1/2005         12/31/2009
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.745% of the first $250M
                                       0.73% of the next $250M
                                       0.715% of the next $500M
                                       0.70% of the next $1.5B
                                       0.685% of the next $2.5B
                                       0.67% of the next $2.5B
                                       0.655% of the next $2.5B
                                       0.64% of the excess over $10B

AIM Select Equity Fund                 AIM will waive advisory fees to the            1/1/2005         6/30/2007
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.695% of the first $250M
                                       0.67% of the next $250M
                                       0.645% of the next $500M
                                       0.62% of the next $1.5B
                                       0.595% of the next $2.5B
                                       0.57% of the next $2.5B
                                       0.545% of the next $2.5B
                                       0.52% of the excess over $10B

AIM Small Cap Equity Fund              AIM will waive advisory fees to the            1/1/2005         12/31/2009
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.745% of the first $250M
                                       0.73% of the next $250M
                                       0.715% of the next $500M
                                       0.70% of the next $1.5B
                                       0.685% of the next $2.5B
                                       0.67% of the next $2.5B
                                       0.655% of the next $2.5B
                                       0.64% of the excess over $10B


3 of 12

                           EXHIBIT TO ADVISORY FEE MOA

         AIM GROWTH SERIES                         WAIVER DESCRIPTION              EFFECTIVE DATE   EXPIRATION DATE
         -----------------             -----------------------------------------   --------------   ---------------
AIM Basic Value Fund                   AIM will waive advisory fees to the            1/1/2005         12/31/2009
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.695% of the first $250M
                                       0.67% of the next $250M
                                       0.645% of the next $500M
                                       0.62% of the next $1.5B
                                       0.595% of the next $2.5B
                                       0.57% of the next $2.5B
                                       0.545% of the next $2.5B
                                       0.52% of the excess over $10B

AIM Global Equity Fund                 AIM will waive advisory fees to the            1/1/2005         12/31/2009
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.80% of the first $250M
                                       0.78% of the next $250M
                                       0.76% of the next $500M
                                       0.74% of the next $1.5B
                                       0.72% of the next $2.5B
                                       0.70% of the next $2.5B
                                       0.68% of the next $2.5B
                                       0.66% of the excess over $10B

   AIM INTERNATIONAL MUTUAL FUNDS                  WAIVER DESCRIPTION              EFFECTIVE DATE   EXPIRATION DATE
   ------------------------------      -----------------------------------------   --------------   ---------------
AIM Asia Pacific Growth Fund           AIM will waive advisory fees to the            1/1/2005         6/30/2007
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.935% of the first $250M
                                       0.91% of the next $250M
                                       0.885% of the next $500M
                                       0.86% of the next $1.5B
                                       0.835% of the next $2.5B
                                       0.81% of the next $2.5B
                                       0.785% of the next $2.5B
                                       0.76% of the excess over $10B

AIM European Growth Fund               AIM will waive advisory fees to the            1/1/2005         12/31/2009
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.935% of the first $250M
                                       0.91% of the next $250M
                                       0.885% of the next $500M
                                       0.86% of the next $1.5B
                                       0.835% of the next $2.5B
                                       0.81% of the next $2.5B
                                       0.785% of the next $2.5B
                                       0.76% of the excess over $10B

AIM Global Aggressive Growth Fund      AIM will waive advisory fees to the            1/1/2005         12/31/2009
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.80% of the first $250M
                                       0.78% of the next $250M
                                       0.76% of the next $500M
                                       0.74% of the next $1.5B
                                       0.72% of the next $2.5B
                                       0.70% of the next $2.5B
                                       0.68% of the next $2.5B
                                       0.66% of the excess over $10B


4 of 12

                           EXHIBIT TO ADVISORY FEE MOA

  AIM INTERNATIONAL MUTUAL FUNDS -
               CONTINUED                           WAIVER DESCRIPTION              EFFECTIVE DATE   EXPIRATION DATE
  --------------------------------     -----------------------------------------   --------------   ---------------
AIM Global Growth Fund                 AIM will waive advisory fees to the            1/1/2005         12/31/2009
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.80% of the first $250M
                                       0.78% of the next $250M
                                       0.76% of the next $500M
                                       0.74% of the next $1.5B
                                       0.72% of the next $2.5B
                                       0.70% of the next $2.5B
                                       0.68% of the next $2.5B
                                       0.66% of the excess over $10B

AIM International Growth Fund          AIM will waive advisory fees to the            1/1/2005         12/31/2009
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.935% of the first $250M
                                       0.91% of the next $250M
                                       0.885% of the next $500M
                                       0.86% of the next $1.5B
                                       0.835% of the next $2.5B
                                       0.81% of the next $2.5B
                                       0.785% of the next $2.5B
                                       0.76% of the excess over $10B

        AIM INVESTMENT FUNDS                       WAIVER DESCRIPTION              EFFECTIVE DATE   EXPIRATION DATE
        --------------------           -----------------------------------------   --------------   ---------------
AIM Developing Markets Fund            AIM will waive advisory fees to the            1/1/2005         6/30/2007
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.935% of the first $250M
                                       0.91% of the next $250M
                                       0.885% of the next $500M
                                       0.86% of the next $1.5B
                                       0.835% of the next $2.5B
                                       0.81% of the next $2.5B
                                       0.785% of the next $2.5B
                                       0.76% of the excess over $10B

AIM Global Health Care Fund            AIM will waive advisory fees to the            1/1/2005         12/31/2009
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.75% of the first $250M
                                       0.74% of the next $250M
                                       0.73% of the next $500M
                                       0.72% of the next $1.5B
                                       0.71% of the next $2.5B
                                       0.70% of the next $2.5B
                                       0.69% of the next $2.5B
                                       0.68% of the excess over $10B


5 of 12

                           EXHIBIT TO ADVISORY FEE MOA

  AIM INVESTMENT FUNDS - CONTINUED                 WAIVER DESCRIPTION              EFFECTIVE DATE   EXPIRATION DATE
  --------------------------------     -----------------------------------------   --------------   ---------------
AIM Trimark Endeavor Fund              AIM will waive advisory fees to the            1/1/2005         6/30/2007
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.745% of the first $250M
                                       0.73% of the next $250M
                                       0.715% of the next $500M
                                       0.70% of the next $1.5B
                                       0.685% of the next $2.5B
                                       0.67% of the next $2.5B
                                       0.655% of the next $2.5B
                                       0.64% of the excess over $10B

AIM Trimark Fund                       AIM will waive advisory fees to the            1/1/2005         6/30/2007
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.80% of the first $250M
                                       0.78% of the next $250M
                                       0.76% of the next $500M
                                       0.74% of the next $1.5B
                                       0.72% of the next $2.5B
                                       0.70% of the next $2.5B
                                       0.68% of the next $2.5B
                                       0.66% of the excess over $10B

AIM Trimark Small Companies Fund       AIM will waive advisory fees to the            1/1/2005         6/30/2007
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.745% of the first $250M
                                       0.73% of the next $250M
                                       0.715% of the next $500M
                                       0.70% of the next $1.5B
                                       0.685% of the next $2.5B
                                       0.67% of the next $2.5B
                                       0.655% of the next $2.5B
                                       0.64% of the excess over $10B

  AIM INVESTMENT SECURITIES FUNDS                  WAIVER DESCRIPTION              EFFECTIVE DATE   EXPIRATION DATE
  -------------------------------      -----------------------------------------   --------------   ---------------
AIM Real Estate Fund                   AIM will waive advisory fees to the            1/1/2005         12/31/2009
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.75% of the first $250M
                                       0.74% of the next $250M
                                       0.73% of the next $500M
                                       0.72% of the next $1.5B
                                       0.71% of the next $2.5B
                                       0.70% of the next $2.5B
                                       0.69% of the next $2.5B
                                       0.68% of the excess over $10B


6 of 12

                           EXHIBIT TO ADVISORY FEE MOA

           AIM SECTOR FUNDS                        WAIVER DESCRIPTION              EFFECTIVE DATE   EXPIRATION DATE
           ----------------            -----------------------------------------   --------------   ---------------
AIM Energy Fund                        AIM will waive advisory fees to the            1/1/2005         6/30/2007
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.75% of the first $250M
                                       0.74% of the next $250M
                                       0.73% of the next $500M
                                       0.72% of the next $1.5B
                                       0.71% of the next $2.5B
                                       0.70% of the next $2.5B
                                       0.69% of the next $2.5B
                                       0.68% of the excess over $10B

AIM Financial Services Fund            AIM will waive advisory fees to the            1/1/2005         6/30/2007
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.75% of the first $250M
                                       0.74% of the next $250M
                                       0.73% of the next $500M
                                       0.72% of the next $1.5B
                                       0.71% of the next $2.5B
                                       0.70% of the next $2.5B
                                       0.69% of the next $2.5B
                                       0.68% of the excess over $10B

AIM Gold & Precious Metals Fund        AIM will waive advisory fees to the            1/1/2005         6/30/2007
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.75% of the first $250M
                                       0.74% of the next $250M
                                       0.73% of the next $500M
                                       0.72% of the next $1.5B
                                       0.71% of the next $2.5B
                                       0.70% of the next $2.5B
                                       0.69% of the next $2.5B
                                       0.68% of the excess over $10B

AIM Leisure Fund                       AIM will waive advisory fees to the            1/1/2005         6/30/2007
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.75% of the first $250M
                                       0.74% of the next $250M
                                       0.73% of the next $500M
                                       0.72% of the next $1.5B
                                       0.71% of the next $2.5B
                                       0.70% of the next $2.5B
                                       0.69% of the next $2.5B
                                       0.68% of the excess over $10B

AIM Technology Fund                    AIM will waive advisory fees to the            1/1/2005         6/30/2007
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.75% of the first $250M
                                       0.74% of the next $250M
                                       0.73% of the next $500M
                                       0.72% of the next $1.5B
                                       0.71% of the next $2.5B
                                       0.70% of the next $2.5B
                                       0.69% of the next $2.5B
                                       0.68% of the excess over $10B


7 of 12

                           EXHIBIT TO ADVISORY FEE MOA

    AIM SECTOR FUNDS - CONTINUED                   WAIVER DESCRIPTION              EFFECTIVE DATE   EXPIRATION DATE
    ----------------------------       -----------------------------------------   --------------   ---------------
AIM Utilities Fund                     AIM will waive advisory fees to the            1/1/2005         6/30/2007
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.75% of the first $250M
                                       0.74% of the next $250M
                                       0.73% of the next $500M
                                       0.72% of the next $1.5B
                                       0.71% of the next $2.5B
                                       0.70% of the next $2.5B
                                       0.69% of the next $2.5B
                                       0.68% of the excess over $10B

  AIM SPECIAL OPPORTUNITIES FUNDS                  WAIVER DESCRIPTION              EFFECTIVE DATE   EXPIRATION DATE
  -------------------------------      -----------------------------------------   --------------   ---------------
AIM Opportunities II Fund              AIM will waive advisory fees to the            7/1/2006        6/30/2007
                                       extent necessary so that advisory fees
                                       AIM receives do not exceed an annual base
                                       management fee of 1.00% of the Fund's
                                       average daily net assets, subject to a
                                       maximum performance adjustment upward or
                                       downward of 0.50% annually. As a result,
                                       AIM may receive a management net fee that
                                       ranges from 0.50% to 1.50% of average
                                       daily net assets, based on the Fund's
                                       performance.

AIM Opportunities III Fund             AIM will waive advisory fees to the            7/1/2006         6/30/2007
                                       extent necessary so that advisory fees
                                       AIM receives do not exceed an annual base
                                       management fee of 1.00% of the Fund's
                                       average daily net assets, subject to a
                                       maximum performance adjustment upward or
                                       downward of 0.50% annually. As a result,
                                       AIM may receive a management net fee that
                                       ranges from 0.50% to 1.50% of average
                                       daily net assets, based on the Fund's
                                       performance.

           AIM STOCK FUNDS                         WAIVER DESCRIPTION              EFFECTIVE DATE   EXPIRATION DATE
           ---------------             -----------------------------------------   --------------   ---------------
AIM S&P 500 Index Fund                 AIM will waive advisory fees to the            1/1/2005         6/30/2007
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.25% of the first $250M
                                       0.24% of the next $250M
                                       0.23% of the next $500M
                                       0.22% of the next $1.5B
                                       0.21% of the next $2.5B
                                       0.20% of the next $2.5B
                                       0.19% of the next $2.5B
                                       0.18% of the excess over $10B

           AIM SUMMIT FUND                         WAIVER DESCRIPTION              EFFECTIVE DATE   EXPIRATION DATE
           ---------------             -----------------------------------------   --------------   ---------------
AIM Summit Fund                        AIM will waive advisory fees to the            1/1/2005         6/30/2007
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.695% of the first $250M
                                       0.67% of the next $250M
                                       0.645% of the next $500M
                                       0.62% of the next $1.5B
                                       0.595% of the next $2.5B
                                       0.57% of the next $2.5B
                                       0.545% of the next $2.5B
                                       0.52% of the excess over $10B


8 of 12

                           EXHIBIT TO ADVISORY FEE MOA

    AIM TREASURER'S SERIES TRUST                   WAIVER DESCRIPTION              EFFECTIVE DATE   EXPIRATION DATE
    ----------------------------       -----------------------------------------   --------------   ---------------
Premier Portfolio                      AIM will waive advisory fees in the            2/25/2005        6/30/2007
                                       amount of 0.08% of the Funds average
                                       daily net assets

Premier U.S. Government Money          AIM will waive advisory fees in the            2/25/2005        6/30/2007
Portfolio                              amount of 0.08% of the Funds average
                                       daily net assets

    AIM VARIABLE INSURANCE FUNDS                   WAIVER DESCRIPTION              EFFECTIVE DATE   EXPIRATION DATE
    ----------------------------       -----------------------------------------   --------------   ---------------
AIM V. I. Basic Balanced Fund          AIM will waive advisory fees to the            1/1/2005         12/31/2009
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.62% of the first $150M
                                       0.50% of the next $4.85B
                                       0.475% of the next $5B
                                       0.45% of the excess over $10B

AIM V. I. Basic Value Fund             AIM will waive advisory fees to the            1/1/2005         12/31/2009
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.695% of the first $250M
                                       0.67% of the next $250M
                                       0.645% of the next $500M
                                       0.62% of the next $1.5B
                                       0.595% of the next $2.5B
                                       0.57% of the next $2.5B
                                       0.545% of the next $2.5B
                                       0.52% of the excess over $10B

AIM V. I. Capital Appreciation Fund    AIM will waive advisory fees to the           05/01/2006*      12/31/2009*
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below. *

                                       0.695% of the first $250M
                                       0.625% of the next $750M
                                       0.62% of the next $1.5B
                                       0.595% of the next $2.5B
                                       0.57% of the next $2.5B
                                       0.545% of the next $2.5B
                                       0.52% of the excess over $10B

AIM V. I. Capital Development Fund     AIM will waive advisory fees to the            1/1/2005         4/30/2008
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.745% of the first $250M
                                       0.73% of the next $250M
                                       0.715% of the next $500M
                                       0.70% of the next $1.5B
                                       0.685% of the next $2.5B
                                       0.67% of the next $2.5B
                                       0.655% of the next $2.5B
                                       0.64% of the excess over $10B

* The waiver schedule, effective date and expiration date shown are those that will become effective upon the closing of the acquisition of AIM V.I. Aggressive Growth Fund and AIM V.I. Growth Fund.


9 of 12

                           EXHIBIT TO ADVISORY FEE MOA

   AIM VARIABLE INSURANCE FUNDS -
              CONTINUED                            WAIVER DESCRIPTION              EFFECTIVE DATE   EXPIRATION DATE
   ------------------------------      -----------------------------------------   --------------   ---------------
AIM V. I. Core Equity Fund             AIM will waive advisory fees to the            1/1/2005        12/31/2009*
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.695% of the first $250M
                                       0.67% of the next $250M
                                       0.645% of the next $500M
                                       0.62% of the next $1.5B
                                       0.595% of the next $2.5B
                                       0.57% of the next $2.5B
                                       0.545% of the next $2.5B
                                       0.52% of the excess over $10B

AIM V. I. Demographic Trends Fund      AIM will waive advisory fees to the            1/1/2005         12/31/2009
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.695% of the first $250M
                                       0.67% of the next $250M
                                       0.645% of the next $500M
                                       0.62% of the next $1.5B
                                       0.595% of the next $2.5B
                                       0.57% of the next $2.5B
                                       0.545% of the next $2.5B
                                       0.52% of the excess over $10B

AIM V. I.  Dynamics Fund               AIM will waive advisory fees to the            1/1/2005         4/30/2008
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.745% of the first $250M
                                       0.73% of the next $250M
                                       0.715% of the next $500M
                                       0.70% of the next $1.5B
                                       0.685% of the next $2.5B
                                       0.67% of the next $2.5B
                                       0.655% of the next $2.5B
                                       0.64% of the excess over $10B

AIM V. I. Financial Services Fund      AIM will waive advisory fees to the            1/1/2005         4/30/2008
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.75% of the first $250M
                                       0.74% of the next $250M
                                       0.73% of the next $500M
                                       0.72% of the next $1.5B
                                       0.71% of the next $2.5B
                                       0.70% of the next $2.5B
                                       0.69% of the next $2.5B
                                       0.68% of the excess over $10B

AIM V. I. Global Healthcare Fund       AIM will waive advisory fees to the            1/1/2005         4/30/2008
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.75% of the first $250M
                                       0.74% of the next $250M
                                       0.73% of the next $500M
                                       0.72% of the next $1.5B
                                       0.71% of the next $2.5B
                                       0.70% of the next $2.5B
                                       0.69% of the next $2.5B
                                       0.68% of the excess over $10B

* The expiration date shown is the expiration date that will become effective upon the closing of the acquisition of AIM V.I. Core Stock Fund.


10 of 12

                           EXHIBIT TO ADVISORY FEE MOA

   AIM VARIABLE INSURANCE FUNDS -
              CONTINUED                            WAIVER DESCRIPTION              EFFECTIVE DATE   EXPIRATION DATE
   ------------------------------      -----------------------------------------   --------------   ---------------
AIM V. I. Global Real Estate Fund      AIM will waive advisory fees to the            1/1/2005         4/30/2008
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.75% of the first $250M
                                       0.74% of the next $250M
                                       0.73% of the next $500M
                                       0.72% of the next $1.5B
                                       0.71% of the next $2.5B
                                       0.70% of the next $2.5B
                                       0.69% of the next $2.5B
                                       0.68% of the excess over $10B

AIM V. I. Large Cap Growth Fund        AIM will waive advisory fees to the           06/12/2006*      12/31/2009*
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.695% of the first $250M
                                       0.67% of the next $250M
                                       0.645% of the next $500M
                                       0.62% of the next $1.5B
                                       0.595% of the next $2.5B
                                       0.57% of the next $2.5B
                                       0.545% of the next $2.5B
                                       0.52% of the excess over $10B

AIM V. I. Leisure Fund                 AIM will waive advisory fees to the            1/1/2005         4/30/2008
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.75% of the first $250M
                                       0.74% of the next $250M
                                       0.73% of the next $500M
                                       0.72% of the next $1.5B
                                       0.71% of the next $2.5B
                                       0.70% of the next $2.5B
                                       0.69% of the next $2.5B
                                       0.68% of the excess over $10B

AIM V. I. Small Cap Equity Fund        AIM will waive advisory fees to the            1/1/2005         4/30/2008
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.745% of the first $250M
                                       0.73% of the next $250M
                                       0.715% of the next $500M
                                       0.70% of the next $1.5B
                                       0.685% of the next $2.5B
                                       0.67% of the next $2.5B
                                       0.655% of the next $2.5B
                                       0.64% of the excess over $10B

AIM V. I. Small Cap Growth Fund        AIM will waive advisory fees to the            1/1/2005         4/30/2008
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.745% of the first $250M
                                       0.73% of the next $250M
                                       0.715% of the next $500M
                                       0.70% of the next $1.5B
                                       0.685% of the next $2.5B
                                       0.67% of the next $2.5B
                                       0.655% of the next $2.5B
                                       0.64% of the excess over $10B

* The effective date and expiration date shown are those that will become effective upon the closing of the acquisition of AIM V.I. Blue Chip Fund.


11 of 12

                           EXHIBIT TO ADVISORY FEE MOA

   AIM VARIABLE INSURANCE FUNDS -
              CONTINUED                            WAIVER DESCRIPTION              EFFECTIVE DATE   EXPIRATION DATE
   ------------------------------      -----------------------------------------   --------------   ---------------
AIM V. I. Technology Fund              AIM will waive advisory fees to the            1/1/2005         4/30/2008
                                       extent necessary so that advisory fees
                                       AIM receives does not exceed the
                                       annualized rates listed below.

                                       0.75% of the first $250M
                                       0.74% of the next $250M
                                       0.73% of the next $500M
                                       0.72% of the next $1.5B
                                       0.71% of the next $2.5B
                                       0.70% of the next $2.5B
                                       0.69% of the next $2.5B
                                       0.68% of the excess over $10B


12 of 12